UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 27, 2012

Mid Penn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-13677	25-1666413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 Union Street, Millersburg, Pennsylvania	17061
(Address of principal executive offices)	(Zip Code)

(717) 692-2133
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On June 27, 2012, Terrence M. Monteverde, Senior Vice President and Chief Credit Officer of Mid Penn Bank, a wholly owned banking subsidiary of Mid Penn Bancorp, Inc. (the “Bank”), informed the Bank of his resignation as an employee and officer of the Bank, effective July 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Dated: July 2, 2012

	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President & Chief Executive Officer